EXHIBIT 24.1


                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint
M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company,
JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                     /s/ Roberto C. Goizueta
                         Chairman of the Board,
                         Chief Executive Officer and Director
                         The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint
ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ James E. Chestnut
                              Senior Vice President
                              and Chief Financial Officer
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February 1995.

                          /s/ Gary P. Fayard
                              Vice President and Controller
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Herbert A. Allen
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Ronald W. Allen
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Cathleen P. Black
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Warren E. Buffett
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CHARLES W.
DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Charles W. Duncan, Jr.
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company,
JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual
Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                     /s/ M. Douglas Ivester
                         President, Chief Operating Officer
                         and Director
                         The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Susan B. King
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Donald F. McHenry
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Paul F. Oreffice
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D.
ROBINSON, III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ James D. Robinson, III
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WILLIAM B. TURNER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ William B. Turner
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ Peter V. Ueberroth
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and
CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1994 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1995.

                          /s/ James B. Williams
                              Director
                              The Coca-Cola Company